MRC Global

2Q 2021 Earnings Presentation

July 29, 2021


MRC GLOBAL
100
YEARS
2021
ESTABLISHED IN 1921

Rob Saltiel
President & CEO

Kelly Youngblood
Executive Vice President & CFO

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as "will," "expect," "look forward," "guidance," "targeted", "goals", and similar expressions are intended to identify forward-looking statements. Statements about the company's business, including its strategy, its industry, the company's future profitability, the company's guidance on its sales, adjusted EBITDA, adjusted net income, adjusted diluted EPS, adjusted SG&A, gross profit, gross profit percentage, adjusted gross profit, adjusted gross profit percentage, net debt, tax rate, capital expenditures and cash from operations, free cash flow, free cash flow after dividends, growth in the company's various markets and the company's expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company's SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company's Current Report on Form 8-K dated July 29, 2021.

For a discussion of key risk factors, please see the risk factors disclosed in the company's SEC filings, which are available on the SEC's website at www.sec.gov and on the company's website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com.

Undue reliance should not be placed on the company's forward-looking statements. Although forward-looking statements reflect the company's good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company's actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Non-GAAP Disclaimer

In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives. The following GAAP measures have the following non-GAAP measures presented and derived from the respective GAAP measures:

- **net income (adjusted EBITDA)**
- **net income margin (adjusted EBITDA margin)**
- **gross profit (adjusted gross profit)**
- **gross profit percentage (adjusted gross profit percentage)**
- **net income (adjusted net income)**
- **diluted earnings per share (adjusted diluted EPS)**
- **selling, general and administrative expense (adjusted SG&A)**
- **net cash provided by operations (free cash flow and free cash flow after dividends)**
- **long-term debt, net (net debt)**

They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

Second Quarter 2021 Results – Key Takeaways

Revenue Generation	Debt Reduction	Cost Control	Working Capital Efficiency	EBITDA	Cash Generation & Liquidity	Profitability
2Q21 revenue **$686 million**, **13%** higher than 1Q21	Net debt of **$234 million** as of 2Q21	2Q21 adjusted SG&A **14.7%** of revenue	Net working capital to sales ratio (TTM) **17.6%** as of 2Q21	2Q21 adjusted EBITDA of **$36 million** or **5.2%** of revenue	Generated **$23 million** of cash from operations in 2Q21	Adjusted gross profit percentage of **19.5%** in 2Q21
	Lowest debt and net debt levels in public company history				Available Liquidity: **$507 million** as of 2Q21	E-commerce: **40%** of total revenue & **48%** of North America revenue for TTM 2Q21

Second Quarter 2021 Results

REGION: Revenue Highlights **2Q21** vs. **1Q21**

- **U.S.:** Increased **15%** led by the gas utility sector, followed by the upstream production sector and midstream pipeline sector, slightly offset by the downstream and industrial sector.
- **Canada:** Decreased **6%** primarily in the upstream production sector due to spring break-up, followed by the midstream pipeline sector due to timing of projects.
- **International:** Increased **5%** driven by the upstream production sector, primarily due to an increase in MRO and project activity in Australia, Singapore and Norway.

INDUSTRY SECTOR: Revenue Highlights **2Q21** vs. **1Q21**

- **Gas Utilities:** Increased **28%** as customers continued executing integrity upgrade plans on their natural gas distribution networks.
- **Downstream & Industrial:** Decreased **2%** due to less turnaround work, as well as elevated sales in the first quarter of 2021 from recovery work related to inclement weather in February.
- **Upstream Production:** Increased **13%** driven by the U.S. as customers increased spending for completions and facility construction.
- **Midstream Pipeline:** Increased **6%** due to improving market conditions and small projects.

Quarterly Financial Performance YTD *($ millions, except per share data)*

SALES


$602
$609
$686
$1,396
$1,295
2Q 20
1Q 21
2Q 21
YTD 2020
YTD 2021

ADJUSTED GROSS PROFIT & % MARGIN[1]


$118
$118
$134
$275
$252
19.6%
19.4%
19.5%
19.7%
19.5%
2Q 20
1Q 21
2Q 21
YTD 2020
YTD 2021

ADJUSTED EBITDA & % MARGIN[1]


$17
$24
$36
$51
$60
2.8%
3.9%
5.2%
3.7%
4.6%
2Q 20
1Q 21
2Q 21
YTD 2020
YTD 2021

ADJUSTED DILUTED EPS[1]


$(0.10)
$(0.07)
$0.08
$(0.09)
$ --
2Q 20
1Q 21
2Q 21
YTD 2020
YTD 2021

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Strong Balance Sheet & Financial Flexibility *($ millions)*

TOTAL DEBT


$474
$382
$297
2Q 20
1Q 21
2Q 21

Net Leverage[1]:		
3.3x	2.9x	2.2x

CAPITAL STRUCTURE

June 30, 2021	
Cash and Cash Equivalents	$ 63
Total Debt (including current portion):	
Term Loan B due 2024 (net of discount & deferred financing costs)	$ 297
Global ABL Facility due 2022	-
Total Debt	$ 297
Preferred stock	355
Common stockholders' equity	347
Total Capitalization	$ 999
Liquidity	$ 507

CASH FLOW FROM OPERATIONS


$47
$24
$23
2Q 20
1Q 21
2Q 21

RETURN ON AVERAGE NET CAPITAL EMPLOYED[2]


8.2%
8.1%
7.2%
-12.8%
-3.6%
4.4%
6.2%
4.3%
-19.1%
1.7%
2012
2013
2014
2015
2016
2017
2018
2019
2020
TTM 2Q21

1. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash.
2. Return on average net capital employed is defined as net income plus interest expense after-tax, divided by average net capital employed (debt plus equity). Calculated with GAAP figures. As a result of significant market declines in 2015, 2016 and 2020, impairment charges were taken, negatively influencing income and returns.

Concluding Key Points







Focused on Growth, Operating Cost Discipline & Financial Flexibility

- Revenue growth – **13%** sequentially, driven by gas utilities
- Adjusted EBITDA – **5.2%** for 2Q21
- Adjusted SG&A – **14.7%** of total revenue
- Generated **$23 million** in cash from operations in 2Q21
- Liquidity **$507 million**
- Leverage ratio – **2.2x**
- Net debt **$234 million** – lowest in our public company history

APPENDIX

Adjusted Gross Profit Reconciliation

($ millions)	THREE MONTHS ENDED						SIX MONTHS ENDED			
	June 30, 2021		March 31, 2021		June 30, 2020		June 30, 2021		June 30, 2020	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 686		$ 609		$ 602		$ 1,295		$ 1,396	
Gross profit	$ 112	16.3%	$ 103	16.9%	$ 79	13.1%	$ 215	16.6%	$ 227	16.3%
Depreciation and amortization	5		5		5		10		10	
Amortization of intangibles	6		6		6		12		13	
Increase (decrease) in LIFO reserve	11		4		(6)		15		(9)	
Inventory charges and other	-		-		34		-		34	
Adjusted Gross Profit	$ 134	19.5%	$ 118	19.4%	$ 118	19.6%	$ 252	19.5%	$ 275	19.7%

Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of adjusted gross profit, see our Current Report on Form 8-K dated July 29, 2021.

Adjusted SG&A Reconciliation

	THREE MONTHS ENDED		
($ millions)	**June 30, 2021**	**March 31, 2021**	**June 30, 2020**
SG&A	**$ 102**	**$ 100**	**$ 126**
Employee separation	-	(2)	-
Severance and restructuring	-	-	(7)
Facility closures	(1)	-	(15)
Adjusted SG&A	**$ 101**	**$ 98**	**$ 104**

Note: Adjusted SG&A is a non-GAAP measure. For a discussion of the use of adjusted SG&A, see our Current Report on Form 8-K dated July 29, 2021.

Adjusted EBITDA Reconciliation

($ millions)	THREE MONTHS ENDED June 30, 2021 Amount	June 30, 2021 % of Sales	March 31, 2021 Amount	March 31, 2021 % of Sales	June 30, 2020 Amount	June 30, 2020 % of Sales	SIX MONTHS ENDED June 30, 2021 Amount	June 30, 2021 % of Sales	June 30, 2020 Amount	June 30, 2020 % of Sales
Sales	$ 686		$ 609		$ 602		$1,295		$ 1,396	
Net income (loss)	$ 4	0.6%	$ (3)	(0.5%)	$ (281)	(47%)	$ 1	0.0%	$ (272)	(19.5%)
Income tax expense (benefit)	1		-		(17)		1		(12)	
Interest expense	6		6		7		12		15	
Depreciation and amortization	5		5		5		10		10	
Amortization of intangibles	6		6		6		12		13	
Increase (decrease) in LIFO reserve	11		4		(6)		15		(9)	
Equity-based compensation expense	2		5		3		7		5	
Foreign currency losses (gains)	1		-		(1)		1		1	
Employee separation	-		1		-		1		-	
Inventory-related charges	-		-		34		-		34	
Facility closures	-		-		18		-		18	
Goodwill & intangible asset impairment	-		-		242		-		242	
Severance & restructuring charges	-		-		7		-		7	
Gain on early extinguishment of debt	-		-		-		-		(1)	
Adjusted EBITDA	$ 36	5.2%	$ 24	3.9%	$ 17	2.8%	$ 60	4.6%	$ 51	3.7%

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated July 29, 2021.

Adjusted Net Income (Loss) Reconciliation

	THREE MONTHS ENDED						SIX MONTHS ENDED			
	June 30, 2021		March 31, 2021		June 30, 2020		June 30, 2021		June 30, 2020	
($ millions)	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share
Net loss attributable to common stockholders	**$ (2)**	**$ (0.02)**	**$ (9)**	**$ (0.11)**	**$ (287)**	**$ (3.50)**	**$ (11)**	**$ (0.13)**	**$ (284)**	**$ (3.47)**
Goodwill and intangible asset impairment, net of tax	-	-	-	-	234	2.85	-	-	234	2.86
Inventory-related charges, net of tax	-	-	-	-	29	0.35	-	-	29	0.35
Facility closures, net of tax	-	-	-	-	16	0.20	-	-	16	0.20
Severance and restructuring, net of tax	-	-	-	-	5	0.06	-	-	5	0.06
Increase (decrease) in LIFO reserve, net of tax	8	0.10	3	0.04	(5)	(0.06)	11	0.14	(7)	(0.09)
Adjusted net income (loss) attributable to common stockholders	**$ 6**	**$ 0.08**	**$ (6)**	**$ (0.07)**	**$ (8)**	**$ (0.10)**	**$ -**	**$ 0.00**	**$ (7)**	**$ (0.09)**

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated July 29, 2021.

Net Debt & Leverage Ratio Calculation

($ millions)	June 30, 2021	March 31, 2021	June 30, 2020
Long-term debt, net	**$ 296**	**$ 277**	**$ 470**
Plus: current portion of long-term debt	1	105	4
Long-term debt	**297**	**382**	**474**
Less: cash	63	132	19
Net debt	**$ 234**	**$ 250**	**$ 455**
Net debt	$ 234	$ 250	$ 455
Trailing twelve months adjusted EBITDA	106	87	136
Leverage ratio	**2.2**	**2.9**	**3.3**

Note: Net debt and leverage ratio may be non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated July 29, 2021.